UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): February 24, 2005

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On February 24, 2005, Gehl Company (the “Company”) entered into an asset securitization program (the “Securitization Program”) with UBS Real Estate Securities Inc. whereby the Company may sell, through a revolving facility, up to $150 million of retail installment sale contracts. Under the Securitization Program the Company will receive proceeds of approximately 90% of the discounted value of contracts sold before payments of costs and expenses. Copies of the following agreements, which collectively contain the material terms of the Securitization Program, are filed as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated by reference herein:

•	Purchase and Sale Agreement, dated February 24, 2005, between the Company and Gehl Receivables LLC;

•	Sale and Servicing Agreement, dated February 24, 2005, among Gehl Receivables LLC, Gehl Funding LLC, the Company, JPMorgan Chase Bank, National Association and Systems and Services Technologies, Inc.;

•	Indenture, dated February 24, 2005, among Gehl Funding LLC, UBS Real Estate Securities Inc. and JPMorgan Chase Bank, National Association; and

•	Note Purchase Agreement, dated February 24, 2005, among Gehl Funding LLC, the Company and UBS Real Estate Securities Inc.

        In connection with the Company entering into the Securitization Program, on February 24, 2005, the Company entered into the Seventeenth Amendment (the “Seventeenth Amendment) to the Amended and Restated Loan and Security Agreement (the “Credit Facility”) by and among the Company, Gehl Power Products, Inc., Compact Equipment Attachments, Inc., Hedlund-Martin, Inc., Mustang Manufacturing Company, Inc., GE Commercial Distribution Finance Corporation and GE Commercial Distribution Finance Canada Inc. The Seventeenth Amendment amended the Credit Facility to release GE Commercial Distribution Finance Corporation’s and GE Commercial Distribution Finance Canada Inc.‘s liens with respect to the finance contracts sold under the Securitization Program and to remove such contracts from the borrowing base under the Credit Facility. A copy of the Seventeenth Amendment is filed as Exhibit 10.1 and is incorporated by reference herein.

        The Company has previously entered into the Sixteenth Amendment (the “Sixteenth Amendment”) to the Credit Facility. Under the terms of the Credit Facility, the Company’s $75 million line of credit is increased to $90 million each year for the time period from March 1 to July 15. The Fifteenth Amendment to the Credit Facility, which the Company entered into in September, 2004, and the Sixteenth Amendment amended the Credit Facility to extend the $90 million line of credit through December 31, 2004 and February 28, 2005, respectively. A copy of the Sixteenth Amendment is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Seventeenth Amendment to the Amended and Restated Loan and Security Agreement by and among Gehl Company, Gehl Power Products, Inc., Compact Equipment Attachments, Inc., Hedlund-Martin, Inc., Mustang Manufacturing Company, Inc., GE Commercial Distribution Finance Corporation and GE Commercial Distribution Finance Canada Inc., dated February 24, 2005.

(10.2)	Sixteenth Amendment to the Amended and Restated Loan and Security Agreement by and among Gehl Company, Gehl Power Products, Inc., Compact Equipment Attachments, Inc., Hedlund-Martin, Inc., Mustang Manufacturing Company, Inc., GE Commercial Distribution Finance Corporation and GE Commercial Distribution Finance Canada Inc., dated December 31, 2004.

(10.3)	Purchase and Sale Agreement, dated February 24, 2005, between Gehl Company and Gehl Receivables LLC.

(10.4)	Sale and Servicing Agreement, dated February 24, 2005, among Gehl Receivables LLC, Gehl Funding LLC, Gehl Company, JPMorgan Chase Bank, National Association and Systems and Services Technologies, Inc.

(10.5)	Indenture, dated February 24, 2005, among Gehl Funding LLC, UBS Real Estate Securities Inc. and JPMorgan Chase Bank, National Association.

(10.6)	Note Purchase Agreement, dated February 24, 2005, among Gehl Funding LLC, Gehl Company and UBS Real Estate Securities Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: March 2, 2005	By: /s/ Thomas M. Rettler
Thomas M. Rettler
Vice President and Chief Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated February 24, 2005

Exhibit
Number

(10.1)	Seventeenth Amendment to the Amended and Restated Loan and Security Agreement by and among Gehl Company, Gehl Power Products, Inc., Compact Equipment Attachments, Inc., Hedlund-Martin, Inc., Mustang Manufacturing Company, Inc., GE Commercial Distribution Finance Corporation and GE Commercial Distribution Finance Canada Inc., dated February 24, 2005.

(10.2)	Sixteenth Amendment to the Amended and Restated Loan and Security Agreement by and among Gehl Company, Gehl Power Products, Inc., Compact Equipment Attachments, Inc., Hedlund-Martin, Inc. and Mustang Manufacturing Company, Inc. and GE Commercial Distribution Finance Corporation and GE Commercial Distribution Finance Canada Inc., dated December 31, 2004.

(10.3)*	Purchase and Sale Agreement, dated February 24, 2005, between Gehl Company and Gehl Receivables LLC.

(10.4)*	Sale and Servicing Agreement, dated February 24, 2005, among Gehl Receivables LLC, Gehl Funding LLC, Gehl Company, JPMorgan Chase Bank, National Association and Systems and Services Technologies, Inc.

(10.5)	Indenture, dated February 24, 2005, among Gehl Funding LLC, UBS Real Estate Securities Inc. and JPMorgan Chase Bank, National Association.

(10.6)*	Note Purchase Agreement, dated February 24, 2005, among Gehl Funding LLC, Gehl Company and UBS Real Estate Securities Inc.

*	The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.